SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009 (February 3, 2009)

Pamrapo Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-18014	22-2984813
(State or other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

611 Avenue C, Bayonne, New Jersey	07002
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 339-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being furnished to correct Exhibit 99.1 to the Current Report on Form 8-K furnished on February 3, 2009 by Pamrapo Bancorp, Inc. (the “Original Form 8-K”), which exhibit was incorporated by reference into Item 2.02 of the Original Form 8-K. Specifically, Exhibit 99.1 to the Original Form 8-K titled “Press Release of Pamrapo Bancorp, Inc., dated February 3, 2009” is deleted in its entirety and replaced with Exhibit 99.1 to this Form 8-K/A, which is incorporated herein by reference.

###

There are no other changes to the Original Form 8-K other than those outlined above and all other information in the Original Form 8-K remains unchanged.

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2009, Pamrapo Bancorp, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2008. The information contained in the press release is attached hereto as Exhibit 99.1 to this Form 8-K, as corrected by this Form 8-K/A, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1.        Press Release of Pamrapo Bancorp, Inc., dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMRAPO BANCORP, INC.

Date: February 11, 2009	By:	/s/ KENNETH D. WALTER
Kenneth D. Walter
Vice President, Treasurer and Chief Financial Officer